EXHIBIT 20
                         MONTHLY SERVICER'S CERTIFICATE

                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             31
         Beginning Principal Receivables Balance                                                           1,679,878,940.00
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,679,878,940.00
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           29,305,405.03
         Interchange Collections                                                                               1,782,608.86
         Collection Account Investment Proceeds                                                                   35,052.27
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         31,123,066.16
         Principal Receivables Collections                                                                   188,173,331.08
         Recoveries treated as Principal Collections                                                           1,032,812.32
         Total Principal Receivables Collections                                                             189,206,143.40
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       12.52%
         Defaulted Amount (Net of Recoveries)                                                                 11,711,518.65
         Annualized Default Rate                                                                                      8.37%
         Trust Portfolio Yield                                                                                       22.23%
         New Principal Receivables                                                                           249,741,395.29
         Aggregate Account Addition or Removal (Y/N)?                                                                     Y
         Date of Addition/Removal                                                                                 01-May-99
         Principal Receivables at the end of the day of Addition/Removal                                   1,801,279,714.00
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,801,279,714.00
         Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
         Ending Principal Receivables Balance                                                              1,728,490,682.18
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,728,490,682.18
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       15.23%

                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   15,561,533.08          15,561,533.08
         Series Allocable Principal Collections                                        94,603,071.70          94,603,071.70
         Series Allocable Defaulted Amounts                                             5,855,759.32           5,855,759.32
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           167,312,433.89           83,656,216.95          83,656,216.95
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series        9,077,326.67            4,538,663.34           4,538,663.34
         Finance Charge Shortfall                                       0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00

B. Series Allocations
         Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                     83.27%                 83.27%
                          Floating Allocation Percentage                                      83.27%                 83.27%
                          Class A Certificate Rate                                            5.003%                 5.033%
                          Class B Certificate Rate                                            5.213%                 5.263%
                          CIA Certificate Rate                                                5.778%                 5.878%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              2,127,730.00           2,140,490.00
                          Class B Interest                                                474,482.29             479,033.68
                          Collateral Monthly Interest                                     311,824.51             317,221.74
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     2,914,036.81           2,936,745.42
                          Investor Default Amount (Net of Recoveries)                   4,876,332.60           4,876,332.60
                          Interchange Collections                                         742,226.00             742,226.00
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                157,559,768.70           78,779,884.35          78,779,884.35
         Finance Charge Collections                            25,917,462.39           12,958,731.19          12,958,731.19
         Investor Monthly Interest                              5,850,782.22            2,914,036.81           2,936,745.42
         Investor Default Amount                                9,752,665.19            4,876,332.60           4,876,332.60
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      18,103,447.41            9,040,369.40           9,063,078.01
         Excess Before Reallocation                             7,814,014.97            3,918,361.79           3,895,653.18
         Reallocation of Finance Charge Collections                                       -11,354.31              11,354.31
         Dollars of Excess Spread                               7,814,014.97            3,907,007.49           3,907,007.49
         Percentage Excess Spread                                      6.25%                   6.25%                  6.25%
         Reallocated Finance Charge Collections                25,917,462.39           12,947,376.89          12,970,085.50

                             Monthly Trust Activity

C. Group 2 Allocations
                                                              Total
         Beginning Invested Amount After Giving                         0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00
         Finance Charge Collections                                     0.00
         Investor Monthly Interest                                      0.00
         Investor Default Amount                                        0.00
         Monthly Servicing Fee                                          0.00
         Total Amount Due                                               0.00
         Excess Before Reallocation                                     0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                       0.00
         Percentage Excess Spread                                        n/a
         Reallocated Finance Charge Collections                         0.00

D. Trust Performance
         30-59 Days Delinquent                                                         30,465,029.13
         60-89 Days Delinquent                                                         19,089,287.24
         90+ Days Delinquent                                                           44,227,060.78
         Total 30+ Days Delinquent                                                     93,781,377.15


PARTNERS FIRST HOLDINGS, LLC
  as Servicer

by:  /s/ Mark Norwicz
         --------------------
         Name:  Mark Norwicz
         Title:  Treasurer

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               17-May-99
Current Payment Date                            15-Jun-99
Actual / 360 Days                                   29                 29                   29                   29
30 / 360 Days                                       28                 28                   28                   28
Fixed / Floating                                 Floating           Floating             Floating             Floating

                                                                                  Collateral Invested
                                                 Class A             Class B            Amount           Class D            Total
Certificate Rate                                        5.003%             5.213%            5.778%           0.000%
Initial Balance                                 528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount                    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                       528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                       528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                          528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount              528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount                 528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                         70.40%             15.07%            8.93%            5.60%          100.00%
Floating Allocation Percentage                          70.40%             15.07%            8.93%            5.60%          100.00%
Principal Collections                            55,461,038.58      11,869,502.58     7,037,669.67     4,411,673.52    78,779,884.35
Realloc Finance Charge Collections                9,114,953.33       1,950,738.12     1,156,632.34       725,053.11    12,947,376.89
YSA Draw                                                                                                                  625,000.00
YSA Investment Proceeds                                                                                                     6,655.85
Realloc Finance Charge plus YSA Draw              9,559,639.05       2,045,907.60     1,213,060.26       760,425.83    13,579,032.74
Monthly Interest                                  2,127,730.00         474,482.29       311,824.51             0.00     2,914,036.81
Investor Default Amount (Net)                     3,432,938.15         734,700.78       435,619.05       273,074.63     4,876,332.60
Monthly Servicing Fee                               880,000.00         188,333.33       111,666.67        70,000.00     1,250,000.00
Total Due                                         6,440,668.15       1,397,516.40       859,110.23       343,074.63     9,040,369.40

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,579,032.74
Series Adjusted Portfolio Yield                                                                                               13.92%
Base Rate                                                                                                                      6.82%

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         Holdings is Servicer                                                Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                          1,250,000.00
                         Yield Supplement Account Release                                      625,000.00
                         Yield Supplement Account Ending Balance                               625,000.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions
                                               Class A             Class B         CIA               Class D            Total
                         Beginning Balance    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                    Interest Distributions      2,127,730.00         474,482.29       311,824.51             0.00     2,914,036.81
                              PFA Deposits              0.00                                                                  0.00
                   Principal Distributions              0.00               0.00             0.00             0.00             0.00
                       Total Distributions      2,127,730.00         474,482.29       311,824.51             0.00     2,914,036.81
                Ending Certificate Balance    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                               Pool Factor           100.00%            100.00%          100.00%          100.00%
             Total Distribution Per $1,000            4.0298             4.1990           4.6541           0.0000
          Interest Distribution Per $1,000            4.0298             4.1990           4.6541           0.0000
         Principal Distribution Per $1,000            0.0000             0.0000           0.0000           0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,127,730.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,127,730.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  474,482.29
                       2 Amount of the distribution in respect of Class B monthly interest:                     474,482.29
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            311,824.51
                       2 Amount distributed in respect of Collateral Monthly Interest:                          311,824.51
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               13,579,032.74
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 9,040,369.40
                       3 Spread Account Requirement per Loan Agreement                                                0.00
                       4 Finance Charge Shortfall                                                                     0.00
                       5 Available for Other Excess Allocation Series                                         4,538,663.34

K. Application of Reallocated Investor Finance Charge Collections.

                                                                           Available         Due              Paid    Shortfall
                       1 Allocated Class A Available Funds              9,559,639.05
                         a Reserve Account Release                              0.00
                         b PFA Investment Earnings                              0.00
                         c Class A Available Funds                      9,559,639.05

                       2 Class A Available Funds                        9,559,639.05
                         a Class A Monthly Interest                                      2,127,730.00     2,127,730.00   0.00
                         b Class A Servicing Fee                                           880,000.00       880,000.00   0.00
                         c Class A Investor Default Amount                               3,432,938.15     3,432,938.15   0.00
                         d Class A Excess                               3,118,970.90

                       3 Class B Available Funds                        2,045,907.60
                         a Class B Monthly Interest                                        474,482.29       474,482.29   0.00
                         b Class B Servicing Fee                                           188,333.33       188,333.33   0.00
                         c Class B Excess                               1,383,091.97

                       4 Collateral Available Funds                     1,213,060.26
                         a Collateral Servicing Fee                                        111,666.67       111,666.67   0.00
                         b Collateral Excess                            1,101,393.59

                       5 Class D Available Funds                          760,425.83
                         a Class D Servicing Fee                                            70,000.00        70,000.00   0.00
                         b Class D Excess                                 690,425.83

                       6 Total Excess Spread                            6,293,882.30

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                          Available         Due              Paid    Shortfall
                       1 Available Excess Spread                        6,293,882.30
                       2 Excess Fin Charge Coll                                 0.00
                              from Other Series
                       3 Available Funds                                6,293,882.30
                       4 Class A Required Amount Shortfalls                                   0.00             0.00      0.00
                       5 Class B Defaults                                               734,700.78       734,700.78      0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00      0.00
                       7 Collateral Monthly Interest                                    311,824.51       311,824.51      0.00
                       8 Collateral Default Amount                                      435,619.05       435,619.05      0.00
                       9 Reserve Account Deposit                                              0.00             0.00      0.00
                      10 Class D Monthly Interest                                             0.00             0.00      0.00
                      11 Class D Default Amount                                         273,074.63       273,074.63      0.00
                      12 Other CIA Amounts Owed                                       4,040,737.16     4,040,737.16      0.00
                      13 Excess Fin Coll for Other Series                                     0.00             0.00      0.00
                      14 Excess Spread                                    497,926.17
                      15 Writedowns
                                          a Class A                             0.00
                                          b Class B                             0.00
                                          c CIA                                 0.00
                                          d Class D                             0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                       78,779,884.35
                       2 Principal Required to Fund the Required Amount                       0.00
                       3 Shared Principal Collections from other Series                       0.00
                       4 Other Amounts Treated as Principal Collections               4,876,332.60
                       5 Available Principal Collections                             83,656,216.95

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                  67,000,000.00
                       2 Required Collateral Invested Amount                         67,000,000.00
                       3 Amount used to pay Excess CIA                                        0.00
                       4 Available Principal Collections                             83,656,216.95

                       5 Class D                                                     42,000,000.00
                       6 Required Class D                                            42,000,000.00
                       7 Amount used to pay Excess Class D                                    0.00
                       8 Available Principal Collections                             83,656,216.95

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     83,656,216.95
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           83,656,216.95
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           83,656,216.95
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           83,656,216.95
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        83,656,216.95


                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  6.82%
                                          b Prior Monthly Period                                    6.85%
                                          c Second Prior Monthly Period                             6.86%

                         Three Month Average Base Rate                                                               6.84%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 13.92%
                                          b Prior Monthly Period                                    9.97%
                                          c Second Prior Monthly Period                            15.94%

                         Three Month Average Series Adjusted Portfolio Yield                                        13.28%

                       3 Excess Spread
                                          a Current Monthly Period                                  7.10%
                                          b Prior Monthly Period                                    3.12%
                                          c Second Prior Monthly Period                             9.08%

                         Three Month Average Excess Spread                                                           6.43%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       17-May-99
Current Payment Date                    15-Jun-99
Actual / 360 Days                           29                 29                 29                    29
30 / 360 Days                               28                 28                 28                    28
Fixed / Floating                         Floating           Floating           Floating              Floating

                                                                         Collateral Invested
                                         Class A             Class B            Amount               Class D            Total
Certificate Rate                                5.033%             5.263%                 5.878%           0.000%
Initial Balance                         528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount            528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount               528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount               528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                  528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00     113,000,000.00          67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                 70.40%             15.07%                  8.93%            5.60%           100.00%
Floating Allocation Percentage                  70.40%             15.07%                  8.93%            5.60%           100.00%
Principal Collections                    55,461,038.58      11,869,502.58           7,037,669.67     4,411,673.52     78,779,884.35
Realloc Finance Charge Collections        9,130,940.19       1,954,159.55           1,158,660.97       726,324.79     12,970,085.50
YSA Draw                                                                                                                 625,000.00
YSA Investment Proceeds                                                                                                    6,655.85
Realloc Finance Charge plus YSA Draw      9,575,625.91       2,049,329.03           1,215,088.89       761,697.52     13,601,741.35
Monthly Interest                          2,140,490.00         479,033.68             317,221.74             0.00      2,936,745.42
Investor Default Amount (Net)             3,432,938.15         734,700.78             435,619.05       273,074.63      4,876,332.60
Monthly Servicing Fee                       880,000.00         188,333.33             111,666.67        70,000.00      1,250,000.00
Total Due                                 6,453,428.15       1,402,067.79             864,507.45       343,074.63      9,063,078.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            13,601,741.35
Series Adjusted Portfolio Yield                                                                                              13.96%
Base Rate                                                                                                                     6.86%

                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         Holdings is Servicer                                                  Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                    0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                             1,250,000.00
                         Yield Supplement Account Release                                         625,000.00
                         Yield Supplement Account Ending Balance                                  625,000.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distrubutions
                                                  Class A             Class B        CIA                Class D            Total
                         Beginning Balance    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
                    Interest Distributions      2,140,490.00         479,033.68       317,221.74             0.00      2,936,745.42
                              PFA Deposits              0.00                                                                   0.00
                   Principal Distributions              0.00               0.00             0.00             0.00              0.00
                       Total Distributions      2,140,490.00         479,033.68       317,221.74             0.00      2,936,745.42
                Ending Certificate Balance    528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
                               Pool Factor           100.00%            100.00%          100.00%          100.00%
             Total Distribution Per $1,000            4.0540             4.2392           4.7347           0.0000
          Interest Distribution Per $1,000            4.0540             4.2392           4.7347           0.0000
         Principal Distribution Per $1,000            0.0000             0.0000           0.0000           0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,140,490.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,140,490.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     479,033.68
                       2 Amount of the distribution in respect of Class B monthly interest:                        479,033.68
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               317,221.74
                       2 Amount distributed in respect of Collateral Monthly Interest:                             317,221.74
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  13,601,741.35
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,063,078.01
                       3 Spread Account Requirement per Loan Agreement                                                   0.00
                       4 Finance Charge Shortfall                                                                        0.00
                       5 Available for Other Excess Allocation Series                                            4,538,663.34

K. Application of Reallocated Investor Finance Charge Collections.

                                                                  Available            Due                  Paid        Shortfall
                       1 Allocated Class A Available Funds      9,575,625.91
                         a Reserve Account Release                      0.00
                         b PFA Investment Earnings                      0.00
                         c Class A Available Funds              9,575,625.91

                       2 Class A Available Funds                9,575,625.91
                         a Class A Monthly Interest                               2,140,490.00     2,140,490.00           0.00
                         b Class A Servicing Fee                                    880,000.00       880,000.00           0.00
                         c Class A Investor Default Amount                        3,432,938.15     3,432,938.15           0.00
                         d Class A Excess                       3,122,197.76

                       3 Class B Available Funds                2,049,329.03
                         a Class B Monthly Interest                                 479,033.68       479,033.68           0.00
                         b Class B Servicing Fee                                    188,333.33       188,333.33           0.00
                         c Class B Excess                       1,381,962.02

                       4 Collateral Available Funds             1,215,088.89
                         a Collateral Servicing Fee                                 111,666.67       111,666.67           0.00
                         b Collateral Excess                    1,103,422.23

                       5 Class D Available Funds                  761,697.52
                         a Class D Servicing Fee                                     70,000.00        70,000.00           0.00
                         b Class D Excess                         691,697.52

                       6 Total Excess Spread                    6,299,279.52

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                    Available                 Due            Paid         Shortfall
                       1 Available Excess Spread                  6,299,279.52
                       2 Excess Fin Charge Coll                           0.00
                              from Other Series
                       3 Available Funds                          6,299,279.52
                       4 Class A Required Amount Shortfalls                                    0.00             0.00        0.00
                       5 Class B Defaults                                                734,700.78       734,700.78        0.00
                       6 Monthly Servicing Fee Shortfalls                                      0.00             0.00        0.00
                       7 Collateral Monthly Interest                                     317,221.74       317,221.74        0.00
                       8 Collateral Default Amount                                       435,619.05       435,619.05        0.00
                       9 Reserve Account Deposit                                               0.00             0.00        0.00
                      10 Class D Monthly Interest                                              0.00             0.00        0.00
                      11 Class D Default Amount                                          273,074.63       273,074.63        0.00
                      12 Other CIA Amounts Owed                                        4,040,737.16     4,040,737.16        0.00
                      13 Excess Fin Coll for Other Series                                      0.00             0.00        0.00
                      14 Excess Spread                               497,926.17
                      15 Writedowns
                                           a Class A                       0.00
                                           b Class B                       0.00
                                           c CIA                           0.00
                                           d Class D                       0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                        78,779,884.35
                       2 Principal Required to Fund the Required Amount                        0.00
                       3 Shared Principal Collections from other Series                        0.00
                       4 Other Amounts Treated as Principal Collections                4,876,332.60
                       5 Available Principal Collections                              83,656,216.95

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                   67,000,000.00
                       2 Required Collateral Invested Amount                          67,000,000.00
                       3 Amount used to pay Excess CIA                                         0.00
                       4 Available Principal Collections                              83,656,216.95

                       5 Class D                                                      42,000,000.00
                       6 Required Class D                                             42,000,000.00
                       7 Amount used to pay Excess Class D                                     0.00
                       8 Available Principal Collections                              83,656,216.95

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        83,656,216.95
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              83,656,216.95
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              83,656,216.95
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              83,656,216.95
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           83,656,216.95

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    6.86%
                                           b Prior Monthly Period                                      6.88%
                                           c Second Prior Monthly Period                               6.89%

                         Three Month Average Base Rate                                                                  6.88%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   13.96%
                                           b Prior Monthly Period                                     10.01%
                                           c Second Prior Monthly Period                              15.98%

                         Three Month Average Series Adjusted Portfolio Yield                                           13.32%

                       3 Excess Spread
                                           a Current Monthly Period                                    7.10%
                                           b Prior Monthly Period                                      3.13%
                                           c Second Prior Monthly Period                               9.09%

                         Three Month Average Excess Spread                                                              6.44%